Exhibit 3.1

ARTICLES OF INCORPORATION OF

MULTIAIR COMFORT CORP.

Under Section 402 of the Business Corporation Law.

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, for the purpose of forming a corporation pursuant to Section 402 of the Business Corporation Law of the State of New York, does hereby certify and set forth:

ARTICLE I — Name

The name of this corporation is MULTIAIR COMFORT CORP.

ARTICLE II — Purposes and Powers

Section 1.  Purposes.  The purpose(s) for which the corporation is formed are:

To engage in any lawful act or activity for which corporation may be organized under the business corporation law, provided that the corporation is not formed to engage in any act or activity which requires the act or approval of any state official, department, board, agency or other body without such approval or consent first being obtained.

To carry on a general mercantile, industrial, investing and trading business in all its branches; to devise, invent, manufacture, fabricate, assemble, install, service, maintain, alter, buy, sell, import, export, license as licenser or licensee, leases lessor or lessee, distribute, job, enter into, negotiate, execute, acquire, and assign contracts in respect of, acquire, receive, grant, and assign licensing arrangements, portions, franchises, and other rights in respect of and generally deal in and with at wholesale and retail, as principal, and as sales, business, special, or general agent, representative, broker, factor, merchant, distributor, jobber, advisor, or in any other lawful capacity, goods, wares, merchandise, commodities, and unimproved, improved, finished, processed and other real, personal and mixed property of any and all kinds, together with the components, resultants, and by-products thereof.

To create, manufacture, contract for, sell, import, export, distribute, job and generally deal in and with, whether at wholesale or retail, and as principal, agent, broker, factor, commission merchant, licenser, licensee or otherwise, any and all kinds of goods, wares, and merchandise, and in connection therewith or independent thereof, to establish and maintain, by any manner or means, buying offices, distribution centers, specialty and other shops, stores, mail-order establishments, concessions, leased departments, and any and all other departments, sites and locations necessary, convenient or useful in the furtherance of any business of the corporation.

To acquire by purchase, subscription, underwriting or otherwise, and to own, hold for investment, or otherwise, and to use, sell, assign, transfer, mortgage, pledge, exchange or otherwise dispose of real and personal property of every sort and description and wheresoever situated, including shares of stock, bonds, debentures, notes, scrip, securities, evidences of indebtedness, contracts or obligations of any corporation or association, whether domestic or foreign, or of any firm or individual or of the United States or any state, territory or dependency of the United States or any foreign country, or any municipality or local authority within or without the United States, and also to issue in exchange therefore, stocks, binds or other securities or evidences of indebtedness of this corporation and, while the owner of holder of any such property, to receive, collect and dispose of the interest, dividends and income on or from such property and to possess and exercise in respect thereto all of the rights, powers and privileges of ownership, including all voting powers thereon.

To construct, build, purchase, lease or otherwise acquire, equip, hold, own, improve, develop, manage, maintain, control, operate, lease, mortgage, create liens upon, sell, convey or otherwise dispose of and turn to account, any and all plants, machinery, works, implements and things or property, real and personal, of every kind and description, incidental to, connected with, or suitable, necessary or convenient for any of the purposes enumerated herein, including all or any part or parts of the properties, assets, business and good will of any persons, firms, associations or corporations.

The powers, rights and privileges provided in this certificate are not to deemed to be in limitation of similar, other or additional powers, rights and privileges granted or permitted to a corporation by the Business Corporation Law, it being intended that this corporation shall have all the rights, powers and privileges granted or permitted to a corporation by such statute.

ARTICLE III—Corporation Office

The office of the corporation is to be located in the County of Erie, State of New York.

ARTICLE IV — Number of-Shares

The aggregate number of shares which the corporation shall have the authority to issue is Twenty Million (20,000,000), all of which shall have a par value of One ($.001) Mill.

ARTICLE V— Agent for the Corporation

The Secretary of State is designated as agent of the corporation upon whom process against it may be served.  The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is:

36 Klein Street
Buffalo, New York 14221

ARTICLE VI— Directors Liability

The personal liability of directors to the corporation or its shareholders for damages for any breach of duty in such capacity is hereby eliminated except that such personal liability shall not be eliminated if a judgment or other final adjudication adverse to such director establishes that his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled or that his acts violated Section 719 of the Business Corporation Law.

No shareholder of this corporation shall have a preemptive right because of his shareholdings to have first offered to him any part of any of the presently authorized shares of this corporation hereafter issued, optioned or sold, or any part of any debentures, bonds, notes or securities of this corporation convertible into shares hereafter issued, optioned or sold by the corporation. This provision shall operate to defeat rights in all shares and classes of shares now authorized and in all debentures, bonds, notes or securities of the corporation which may be convertible into shares and also to defeat preemptive rights in any and all shares and classes of shares and securities convertible into shares which this corporation may be hereafter authorized to issue by any amended certificate duly filed.

IN WITNESS WHEREOF, this certificate has been subscribed to this 25th day of March, 1993 by the undersigned, who affirms that the statements made herein are true under the penalties of perjury.

/s/ Morris Diamond
Morris Diamond
105 Southern Parkway
Rochester, New York 14618

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION OF

MULTIAIR COMFORT CORP.

Under Section 805 of the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

(1)           The name of the corporation is:

MULTIAIR COMFORT CORP.

(2)           The Certificate of Incorporation was filed at the Department of State on the 2nd day of April, 1993.

(3)           The Certificate of Incorporation is hereby amended to effect a change in corporate name:

Paragraph One (1) of the Certificate of Incorporation is hereby amended to read:

1. The name of the corporation is:

POLY EKO SYSTEMS, INC.

(4)           The amendment to the Certificate of Incorporation was authorized by a vote of the Board of Directors, followed by a vote of the holders of a majority of all outstanding shares entitled to vote at a meeting of shareholders.

IN WITNESS WHEREOF, this Certificate has been subscribed this 1st day of August, 1995 by the undersigned, who affirm that the statements made herein are true under the penalties of perjury.

/s/ Casimir Jaszewski	/s/ Hella T. Jaszewski

Casimir Jaszewski, President	Hella T. Jaszewski, Secretary

CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF

POLY EKO SYSTEMS, INC.

under Section 805 of the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

(1)           The name of the corporation is POLY EKO SYSTEMS, INC., originally MULTIAIR COMFORT CORP.

(2)           The Certificate of Incorporation was filed by the Department of State on the 2nd day of April, 1993.

(3)           Paragraph 4 of the Certificate of Incorporation is hereby amended to effect a change in the aggregate number of shares the corporation has the authority to issue.  The corporation is currently authorized to issue 20,000,000 shares of common stock at a value of One Mill ($.001).  Of the currently authorized 20,000,000 shares, 5,000,000 are issued and 15,000,000 are unissued.  The 5,000,000 issued shares will be changed into 5,000,000 shares of Class “A” voting common stock with One Mill ($.001) par value at a rate of one old share for every one new share.  Unissued shares will be changed into 15,000,000 shares of Class “A” voting common stock with One Mill ($.001) par value at a rate of one old share for every one new share.

The corporation will also create a new class of stock which will consist of One Million shares of Preferred stock, which shall have a par value of One Mill ($.001) per share.

The aggregate number of shares which the corporation shall have the authority to issue is Twenty-One Million.  Twenty million of said shares shall be class “A” voting common stock with One Mil ($.001) par value.  One Million shares will be preferred stock with a par value of One Mil ($.001) per share.

(4)           The common stock shall be voting stock and the preferred stock shall be non-voting stock.  The preferred stock shall be exchangeable one for one with unissued shares of common stock at the election of the preferred stockholders.  There shall be no rights and preferences other than as previously indicated in this amendment.

(5)           This amendment to the certificate of incorporation of POLY EKO SYSTEMS, INC. was authorized by vote of the Board of Directors followed by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon at a meeting of the shareholders of said corporation duly called and held on the 29th day of August 1995, a quorum being present.

IN WITNESS WHEREOF, this Certificate has been subscribed this 8th day of September, 1995 by the undersigned who affirm that the statements made herein are true under the penalties of perjury.

CASIMIR J. JASZEWSKI	President	/s/ Casimir J. Jaszewski

HELLA T. JASZEWSKI	Secretary	/s/ Hella T. Jaszewski

CERTIFICATE OF AMENDMENT
OF THE CERTIFICATE OF INCORPORATION OF
POLY EKO SYSTEMS, INC.

Under Section'805 of the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

(1)	The name of the corporation is POLY EKO SYSTEMS, INC. The original name of the corporation was MULTIAIR COMFORT CORP.

(2)	The Certificate of Incorporation was filed by the Department of State on April 2, 1993.

(3)	A Certificate of Amendment of the Certificate of Incorporation was filed by the Department of State on October 2, 1995.

(4)
A new Article VII is hereby added to permit shareholders' action to be taken by written consent of holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The exact text of the new Article VII shall be as follows:

"ARTICLE VI — Informal Action by Shareholders

Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Such consent shall have the same force and effect as a vote of holders of such number of shares."

(5)
This Certificate of Amendment was authorized by vote of the Board of Directors followed by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon at a meeting of the shareholders of said corporation duly called and held on June 17, 2002, a quorum being present.

** The next page is the signature page **

IN WITNESS WHEREOF, this Certificate of Amendment has been subscribed on June 28, 2002 by the undersigned who affirms that the statements made herein are true under the penalties of perjury.

/s/ Casimir J. Jaszewski

Casimir J. Jaszewski, President

CERTIFICATE OF MERGER

OF

Laidlaw Energy Group, Inc.

and

Poly Eko Systems, Inc.

into

Poly Eko Systems, Inc.

(Pursuant to Section 904 of the Business Corporation Law)

It is hereby certified, upon behalf of each of the constituent corporations herein named, as follows:

FIRST: The Board of Directors of each of the constituent corporations has duly adopted a plan of merger setting forth the terms and conditions of the merger of said corporations.

SECOND: The name of the domestic constituent corporation, which is to be the surviving corporation, and which is hereinafter sometimes referred to as the "surviving constituent corporation", is Poly Eko Systems, Inc., and the name under which it was formed is Multiair Comfort Corp. The date upon which its certificate of incorporation was filed by the Department of State is April 2, 1993.

Certificate of Amendment of the Certificate of Incorporation of the surviving constituent corporation was filed by the New York Department of State on July 19, 2002.

THIRD: The name of the foreign constituent corporation, which is being merged into the surviving constituent corporation, and which is hereinafter sometimes referred to as the "merged constituent corporation", is Laidlaw Energy Group, Inc. The jurisdiction of its incorporation is Delaware; and the date of its incorporation therein is September 7, 2001. The Application for Authority in the State of New York of the merged constituent corporation to transact business as a foreign corporation therein was filed by the Department of State of the State of New York on October 26, 2001.

FOURTH: As to each constituent corporation, the plan of merger sets forth the designation and number of outstanding shares of each class and series, the specification of the classes and series entitled to vote on the plan of merger, and the specification of each class and series entitled to vote as a class on the plan of merger, as follows:

Poly Eko Systems, Inc.

Designation of each outstanding class and series of shares	Number of outstanding shares of each class	Designation of class and series enti- tled to vote	Classes and series enti- tled to vote as a class

Common Stock	7,752,765	All voting	N/A

Preferred Stock	-0-	All voting	N/A

Laidlaw Energy Group, Inc.

Designation of each outstanding class and series of shares	Number of outstanding shares of each class	Designation of class and series enti- tled to vote	Classes and series enti- tled to vote as a class

Common Stock	69,774,885	All voting	N/A

FIFTH: The merger herein certified was authorized in respect of the surviving constituent corporation by the written consent of the holders of two-thirds of all outstanding shares of the corporation entitled to vote on the plan of merger, in accordance with the provisions of the surviving constituent corporation's Certificate of Incorporation.

SIXTH: The merger herein certified was authorized in respect of the merged constituent corporation in accordance with the laws of its jurisdiction of incorporation and is in compliance with said laws.

IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Executed on this 31st day of July, 2002.

POLY EKO SYSTEMS, INC.		LAIDLAW ENERGY GROUP, INC.

By:	/s/ Casimir J. Jaszewski	By:	/s/ Michael B. Bartoszek
Name: Casimir J. Jaszewski		Name: Michael B. Bartoszek
Title: President		Title: President

CERTIFICATE OF AMENDMENT

OF THE CERTIFICATE OF INCORPORATION OF

POLY EKO SYSTEMS, INC.

Under Section 805 of the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

(1)	The name of the corporation is POLY EKO SYSTEMS, INC., under the original name MULTIAIR COMFORT CORP

(2)	The Certificate of Incorporation of the corporation was filed by the Department of State on April 2, 1993.

(3)
The corporation presently has the authority to issue (a) 20,000,000 shares of common stock, par value $.001 per share, of which 7,752,765 shares are issued and outstanding and 2,247,235 shares are unissued, and (b) 1,000,000 shares of preferred stock, par value $.001 per share, none of which are issued and outstanding.

(4)
The amendments effected by this Certificate of Amendment are (a) to increase the number of shares of common stock authorized by the corporation from 20,000,000 shares of common stock with a par value $.001 per share to 100,000,000 shares of common stock with a par value of $.001, and (b) to eliminate preferred stock in its entirety. To accomplish the foregoing amendments, Article IV of the Certificate of Incorporation relating to the authorized shares is hereby amended to read in its entirety as follows:

"Article IV — Number of Shares

The corporation shall have the authority to issue up to One Hundred Million (100,000,000) shares of common stock with a par value of $0.001 per share."

(5)	This Certificate of Amendment was authorized by written consents of the Board of Directors and the holders of a majority of all outstanding shares entitled to vote thereon.

IN WITNESS WHEREOF, this Certificate of Amendment has been subscribed as of July 31, 2002 by the undersigned who affirms that the statements made herein are true under the penalties of perjury.

/s/ Casimir J. Jaszewski
Casimir J. Jaszewski, President

CERTIFICATE OF AMENDMENT
OF THE CERTIFICATE OF INCORPORATION OF
POLY EKO SYSTEMS, INC.

Under Section 805 of the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

(1)	The name of the corporation is POLY EKO SYSTEMS, INC., under the original name MULTIAIR COMFORT CORP

(2)	The Certificate of Incorporation of the corporation was filed by the Department of State on April, 2, 1993.

(3)
The first amendment effected by this Certificate of Amendment is to change the name of the corporation. To accomplish the foregoing amendment Article I of the Certificate of Incorporation relating to the name of the corporation is hereby amended to read in its entirety as follows:

"Article I — Name

The name of the corporation is Laidlaw Energy Group, Inc."

(4)
The corporation presently has the authority to issue 100,000,000 shares of common stock, par value $.001 per share, of which 77,527,650 shares are issued and outstanding and 22,472,350 shares are unissued.

(5)
The second amendment effected by this Certificate of Amendment is to decrease the number of shares authorized by the corporation from 100,000,000 shares of common stock with a par value $.001 per share of which 77,527,650 are issued and outstanding to 20,000,000 shares of common stock with a par value of $.001 at a rate of exchange of 5 to 1 for both issued and unissued shares. To accomplish the foregoing amendment Article IV of the Certificate of Incorporation relating to the authorized shares is hereby amended to read in its entirety as follows:

"Article IV — Number of Shares

The corporation shall have the authority to issue Twenty Million (20,000,000) shares of common stock, with a par value of $0.001 per share."

(6)	This Certificate of Amendment was authorized by written consents of the Board of Directors and the holders of a majority of all outstanding shares entitled to vote thereon.

IN WITNESS WHEREOF, this Certificate of Amendment has been subscribed on August 7, 2002 by the undersigned who affirms that the statements made herein are true under the penalties of perjury.

/s/ Michael B. Bartoszek
Michael B. Bartoszek, President

CERTIFICATE OF AMENDMENT
OF THE CERTIFICATE OF INCORPORATION OF
LAIDLAW ENERGY GROUP, INC.

Under Section 805 of the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

(1)	The name of the corporation is LAIDLAW ENERGY GROUP, INC., the original name of which was MULTIAIR COMFORT CORP.

(2)	The Certificate of Incorporation of the corporation was filed with the Department of State on April 2, 1993.

(3)
The amendment effected by this Certificate of Amendment is to increase the number of shares authorized to be issued by the corporation from 20,000,000 shares of common stock with a par value $.001 per share to 100,000,000 shares of common stock with a par value of $.001. To accomplish the foregoing amendment, Article IV of the Certificate of Incorporation relating to the authorized shares is hereby amended to read in its entirety as follows:

"Article IV — Number of Shares

The corporation shall have the authority to issue One Hundred Million (100,000,000) shares of common stock, with a par value of $.001 per share."

(4)	This Certificate of Amendment was authorized by written consents of the Board of Directors and the holders of a majority of all outstanding shares entitled to vote thereon.

IN WITNESS WHEREOF, this Certificate of Amendment has been subscribed on August 8, 2006 by the undersigned who affirms that the statements made herein are true under the penalties of perjury.

/s/ Michael B. Bartoszek
Michael B. Bartoszek, President

CERTIFICATE OF AMENDMENT OF THE
CERTIFICATE OF INCORPORATION
OF
LAIDLAW ENERGY GROUP, INC.

Pursuant to Section 805 of the New York Business Corporation Law

I, the undersigned, being the President of LAIDLAW ENERGY GROUP, INC. (the "Corporation"), a corporation organized and existing under the Business Corporation Law of the State of New York hereby certify:

FIRST:             The name of the Corporation is "LAIDLAW ENERGY GROUP, INC.", the original name of which was "MULTIAIR COMFORT CORP."

SECOND:        The Corporation's original Certificate of Incorporation was filed with the Department of State of the State of New York on April 2, 1993.

THIRD:  The Certificate of Incorporation is hereby amended to increase the aggregate number of shares of stock which the Corporation shall have the authority to issue and to grant the authority to the Corporation to issue preferred stock.

FOURTH:  To accomplish the amendment relating to the increase in the aggregate number of shares of common stock which the Company shall have authority to issue, from 100,000,000 shares, $0.001 par value per share, of which 26,883,058 shares of common stock are issued and outstanding; and 73,116,942 shares of common stock, $0.001 par value per share, are un-issued and available for issuance, to 1,000,000,000 shares, par value $0.001 per share, of which, for issued shares, the rate of change shall be 10 shares of common stock, $0.001 par value per share, for 1 share of common stock, par value $0.001 per share (26,883,058 shares of common stock issued to 268,830,580 shares of common stock issued), and, for un-issued shares, the rate of change shall be 10 shares of common stock, $0.001 par value per share, for 1 share of common stock, par value $0.001 per share (73,116,942 shares of common stock un-issued to 731,169,420 shares of common stock un-issued): thus this amendment shall add 731,169,420 shares of un-issued common stock to the shares of common stock authorized 268,830,580 shares of common stock, par value $0.001 per share, shall be issued and outstanding following the filing and acceptance of' this amendment by the Secretary of State of the State of New York; and 731,169,420, par value $0.001 per share, will be un-issued and available for issuance following the filing and acceptance of this amendment by the Secretary of State of the State of New York (the shares issued and outstanding shall not be affected by this Amendment); and to grant the authority to the Corporation to issue 10,000,000 shares of preferred stock, par value $0.001 per share; of which no shares of preferred stock will be issued and outstanding following the filing and acceptance of this amendment by the Secretary of State of the State of New York; and 10,000,000 shares of preferred stock, par value $0.001 per share, will be un-issued and available for issuance following the filing and acceptance of this amendment by the Secretary of State of the State of New York, the text of Article Fourth of the Certificate of Incorporation is hereby amended to read in full as follows:

"FOURTH: (a) Capital Stock. The total number of shares of capital stock which the Corporation shall have the authority to issue is One Billion Ten Million (1,010,000,000), consisting of two classes of capital stock: (i) One Billion (1,000,000,000) shares of Common Stock, par value $0.001 per share (the "Common Stock"); and (ii) Ten Million (10,000,000) shares of Preferred Stock, par value $0.001 per share (the "Preferred Stock").

(b)           Preferred Stock. Shares of Preferred Stock may be issued from time to time in whole or in part in one or more series as may be determined by the Board of Directors. Subject to applicable law and the provisions of this Certificate of Incorporation, the Board of Directors is authorized to establish the rights, powers, preferences, privileges and restrictions granted to or imposed upon any series of Preferred Stock, as provided hereinbelow, and, within the limits of and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any such series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares or any such series subsequent to the issue of shares of that series.

(c)           Designations, Preferences and Rights. Authorized and unissued shares of Preferred Stock may be issued in one or more series with such designations, voting powers, preferences; and relative participating, optional or other special rights, and qualifications, limitations and restrictions on such rights, as the Board of Directors may authorize by resolutions thereof, including, but not limited to: (i) the distinctive designation of each series and the number of shares that will constitute such series; (ii) the voting rights, if any, of shares of such series and whether the shares of any such series having voting rights shall have multiple votes per Share; (iii) the dividend rate, if any, on the shares of such series, any restriction, limitation, or condition upon the payment of such dividends, whether dividends shall be cumulative, and the dates on which dividends are payable; (iv) the prices at which, and the terms and conditions on which, the shares of such series may be redeemed, if such shares are redeemable; (v) the purchase or sinking fund provisions, if any, for the purchase or redemption of shares of such series; (vi) any preferential amount payable upon shares of such series, or any other rights of holders of such shares, in the event of the liquidation, dissolution, or winding-up of the Company, or the distribution of its assets; (vii) the prices or rates of conversion or exchange at which, and the terms and conditions on which, the shares are convertible or exchangeable, if at all, and (viii) such other powers, preferences, rights, limitations or restrictions as the Board of Directors shall determine."

FIFTH: This Certificate of Amendment to the Certificate of Incorporation was authorized by all of the members of the board of directors of the Corporation on August 28, 2006 and thereafter on August 28, 2006 by all of the shareholders of the Corporation.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this 28th day of August 2006, and affirms the statements contained herein are true under penalties of perjury.

LAIDLAW ENERGY GROUP, INC.

By:	/s/ Michael B. Bartoszek
Name: Michael B. Bartoszek
Title: President

CERTIFICATE OF AMENDMENT OF THE
CERTIFICATE OF INCORPORATION
OF
LAIDLAW ENERGY GROUP, INC.

Pursuant to Section 805 of the New York Business Corporation Law

I, the undersigned, being, respectively, the President of LAIDLAW ENERGY GROUP, INC. (the "Company"), a corporation organized and existing under the Business Corporation Law of the State of New York hereby certify:

FIRST:  The name of the Company is “LAIDLAW ENERGY GROUP, INC.", the original name of which was "MULTAIR COMFORT CORP."

SECOND: The Company’s original Certificate of Incorporation was filed with the Department of State of the State of New York on April 2, 1993.

THIRD:  The Certificate of Incorporation is hereby amended to increase the aggregate number of shares of stock which the Company shall have the authority to issue and to designate the rights and preferences of the Class A Preferred Stock of the Company.

FOURTH:  To accomplish the amendment relating to the increase in the aggregate number of shares of common stock which the Company shall have authority to issue, from One Billion Ten Million (1,010,000,000) consisting of two classes of capital stock:  (i) One Billion (1,000,000,000) shares of common stock, par value $0.001 per share; and (ii) Ten Million (10,000,000) shares of preferred stock, par value $0.001 per share; to One Billion Five Hundred Ten Million (1,510,000,000), consisting of two classes of capital stock:  (i) One Billion Five Hundred Million (1,500,000,000) shares of common stock, par value $0.001 per share, and (ii) Ten Million (10,000,000) shares of preferred stock, par value $0.001 per share, the text of Article Fourth of the Certificate of Incorporation is hereby amended to read in full as follows:

FOURTH: (a) Capital Stock. The total number of shares of capital stock which the Company shall have the authority to issue is One Billion Five Hundred Ten Million (1,510,000,000), consisting of two classes of capital stock: (i) One Billion Five Hundred Million (1,500,000,000) shares of common stock, par value $0.001 per share (the "Common Stock"); and (ii) Ten Million (10,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock").

(b)  Preferred Stock. Shares of Preferred Stock may be issued from time to time in whole or in part in one or more series as may be determined by the Board of Directors.  Subject to applicable law and the provisions of this Certificate of Incorporation, the Board of Directors is authorized to establish the rights, powers, preferences, privileges and restrictions granted to or imposed upon any series of Preferred Stock, as provided hereinbelow, and, within the limits of and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any such series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares or any such series subsequent to the that series.

(c)           Designations, Preferences and Rights.  Authorized and unissued shares of Preferred Stock may be issued in one or more series with such designations, voting powers, preferences, and relative participating, optional or other special rights, and qualifications,  limitations and restrictions on such rights, as the Board of Directors may authorize by resolutions thereof, including, but not limited to: (i) the distinctive designations of each series and the number of shares that will constitute such series; (ii) the voting rights, if any, of shares of such series and whether the shares of any such series having voting rights shall have multiple votes per share; (iii) the dividend rate, if any, on the shares of such series, any restriction, limitation, or condition upon the payment of such dividends, whether dividends shall be cumulative, and the dates on which dividends are payable; (iv) the prices at which, and the terms and conditions on which, the shares of such series may be redeemed, if such shares are redeemable; (v) the purchase or sinking fund provisions, if any, for the purchase or redemption of shares of such series; (vi) any preferential amount payable upon shares of such series, or any other rights of holders of such shares, in the event of the liquidation, dissolution, or winding-up of the Company, or the distribution of its assets; (vii) the prices or rates of conversion or exchange at which, and the terms and conditions on which, the shares are convertible or exchangeable, if at all; and, (viii) such other powers, preferences, rights, limitations or restrictions as the Board of Directors shall determine.

(d)           The Series A Preferred Stock. The number of shares constituting the Series A Preferred Stock shall be 1,000,000. The Series A Preferred Stock shall be convertible, at the option of the holder at any time (the date of such conversion, the "Conversion Date"), into that number of shares of Common Stock, collectively, which shall equal sixty percent (60%) of the sum of the total issued and outstanding shares of Common Stock, plus the total number of shares of Common Stock issuable upon conversion of any outstanding convertible securities (including shares issuable upon the conversion of the Series A Preferred Stock) (the "Fully Diluted Shares"), as of the Conversion Date. The Series A Preferred Stock shall be entitled to that number of votes, collectively, equal to the number of shares of Common Stock into which such stock is convertible at the time of such vote, at each meeting of shareholders of the Company with respect to any and all matters presented to the shareholders of the Company for their action or consideration, including the election of directors. Except as provided by law or otherwise herein, holders of Series A Preferred Stock shall vote together with the holders of common shares as a single class. The Company shall not amend, alter or repeal any provision hereof relating to the Series A Preferred Stock or the special rights or other powers of the Series A Preferred Stock so as to affect adversely the rights of the holders of Series A Preferred Stock, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding aggregate number of shares of such adversely affected Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. The liquidation value of each share of Series A Preferred Stock shall equal $0.247562 per share. In the event that the shares of Common Stock shall be split into a greater number of shares or reverse split into a lesser number of shares, or if a stock dividend shall be paid on the Common Stock, the liquidation value shall be adjusted accordingly. In the event of a liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of then-outstanding shares of Class A Preferred Stock shall be entitled to receive out of the assets of the Company an amount per share equal to the liquidation value thereof, before any payment shall be made or any assets distributed to the holders of any Common Stock, or any other classes and series of capital stock of the Company hereafter issued by the Company. All the assets of the Company available for distribution to stockholders after the liquidation preferences stated above shall be distributed ratably per share among the holders of the then-outstanding shares of Common Stock. A consolidation or a merger of the Company with or into any other entity, and a sale, conveyance, lease, exchange or transfer of all or substantially all of the Company's assets for cash, securities or other property to any person or persons shall be deemed to be a liquidation, dissolution or winding up of the Company for purposes of this ARTICLE FOURTH, paragraph (d). In order to exercise the option to convert each share of Series A Preferred Stock, the holder thereof shall send written notice to the Company stating the number of shares of Series A Preferred Stock which are to be converted. Within three business days thereafter, the Company shall issue to such holder that number of shares of Common Stock which bears the same ratio to 60% of the Fully Diluted Shares as the number of shares of Series A Preferred Stock set forth in the notice bears to 1,000,000, and the holder shall surrender the certificate evidencing his Series A Preferred Stock. The Company shall promptly thereafter issue a certificate to the holder for that number of Series A Preferred Stock which were not converted.

FOURTH: This Certificate of Amendment to the Certificate of Incorporation was authorized by all of the members of the board and shareholders holding a majority of the issued and outstanding common stock of the Company on March 1, 2007.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this 1st day of March 2007, and affirms the statements contained herein are true under penalties of perjury.

LAIDLAW ENERGY GROUP, INC.

By:	/s/ Michael B. Bartoszek
Name: Michael B. Bartoszek
Title: President

CERTIFICATE OF AMENDMENT OF THE
CERTIFICATE OF INCORPORATION
OF
LAIDLAW ENERGY GROUP, INC.

Pursuant to Section 805 of the New York Business Corporation Law

I, the undersigned, being, respectively, the President of LAIDLAW ENERGY GROUP, INC. (the "Company"), a corporation organized and existing under the Business Corporation Law of the State of New York hereby certify:

FIRST:  The name of the Company is ''LAIDLAW ENERGY GROUP, INC.", the original name of which was "MULTIAIR COMFORT CORP."

SECOND: The Company's original Certificate of Incorporation was filed with the Department of State of the State of New York on April 2, 1993.

THIRD:  The Certificate of Incorporation is hereby amended to increase the aggregate number of shares of stock which the Company shall have the authority to issue.

FOURTH: To accomplish the amendment relating to the increase in the aggregate number of shares of common stock which the Company shall have authority to issue, from One Billion Five Hundred Ten Million (1,510,000,000), consisting of two classes of capital stock:  (i) One Billion Five Hundred Million (1,500,000,000) shares of common stock, par value $0.001 per share; and (ii) Ten Million (10,000,000) shares of preferred stock, par value $0.001 per share; to Two Billion Ten Million (2,010,000,000), consisting of two classes of capital stock: (i) Two Billion (2,000,000,000) shares of common stock, par value $0.001 per share; and (ii) Ten Million (10,000,000) shares of preferred stock, par value $0.001 per share, the text of Article Fourth of the Certificate of Incorporation is hereby amended to read in full as follows:

"FOURTH: (a) Capital Stock.  The total number of shares of capital stock which the Company shall have the authority to issue is Two Billion Ten Million (2,010,000,000), consisting of two classes of capital stock: (i) Two Billion (2,000,000,000) shares of common stock, par value $0.001 per share (the "Common Stock"); and (ii) Ten Million (10,000.000) shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

(b)  Preferred Stock. Shares of Preferred Stock may be issued from time to time in whole or in part in one or more series as may be determined by the Board of Directors. Subject to applicable law and the provisions of this Certificate of Incorporation, the Board of Directors is authorized to establish the rights, powers, preferences, privileges and restrictions granted to or imposed upon any series of Preferred Stock, as provided hereinbelow, and, within the limits of and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any such series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares or any such series subsequent to the issue of shares of that series.

(c)  Designations, Preferences and Rights. Authorized and unissued shares of Preferred Stock may be issued in one or more series with such designations, voting powers, preferences, and relative participating, optional or other special rights, and qualifications, limitations and restrictions on such rights, as the Board of Directors may authorize by resolutions thereof, including, but not limited to: (i) the distinctive designation of each series and the number of shares that will constitute such series; (ii) the voting rights, if any, of shares of such series and whether the shares of any such series having voting rights shall have multiple votes per share; (iii) the dividend rate, if any, on the shares of such series, any restriction, limitation, or condition upon the payment of such dividends, whether dividends shall be cumulative, and the dates on which dividends are payable; (iv) the prices at which, and the terms and conditions on which, the shares of such series may be redeemed, if such shares are redeemable; (v) the purchase or sinking fund provisions, if any, for the purchase or redemption of shares of such series; (vi) any preferential amount payable upon shares of such series, or any other rights of holders of such shares, in the event of the liquidation, dissolution, or winding-up of the Company, or the distribution of its assets; (vii) the prices or rates of conversion or exchange at which, and the terms and conditions on which, the shares are convertible or exchangeable, if at all; and (viii) such other powers, preferences, rights, limitations or restrictions as the Board of Directors shall determine.

(d)  The Series A Preferred Shares.  The number of shares constituting the Series A Preferred Shares shall be 1,000,000. The Series A Preferred Shares may be convertible, and the option of the holder at any time (the date of such conversion, the "Conversion Date"), into an amount of common stock of the Company, collectively, which shall equal sixty percent (60%) of the total issued and outstanding common stock of the Company, fully diluted (including the effect of the conversion of the Series A Preferred Shares), as of the Conversion Date. The Series A Preferred Shares shall be entitled to the number of votes, collectively, equal to the number of shares such stock is (or may be) convertible into (assuming the effect of the conversion of the Series A Preferred Stock) at the time of such vote, at each meeting of shareholders of the Company with respect to any and all matters presented to the shareholders of the Company for their action or consideration, including the election of directors. Except as provided by law, holders of Series A Preferred Shares shall vote together with the holders of common shares as a single class. The Company shall not amend, alter or repeal the Series A Preferred Shares, special rights or other powers of the Series A Preferred Shares so as to affect adversely the Series A Preferred Shares, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding aggregate number of shares of such adversely affected Series A Preferred Shares, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class."

FIFTH: This Certificate of Amendment to the Certificate of Incorporation was authorized by all of the members of the board and shareholders that represent the majority of the issued and outstanding common stock of the Company on July 1, 2008.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this 1st day of July 2008, and affirms the statements contained herein are true under penalties of perjury.

LAIDLAW ENERGY GROUP, INC.

By:	/s/ Michael B. Bartoszek
Name: Michael B. Bartoszek
Title: President

CERTIFICATE OF AMENDMENT OF THE
CERTIFICATE OF INCORPORATION
OF
LAIDLAW ENERGY GROUP, INC.

Pursuant to Section 805 of the New York Business Corporation Law

I, the undersigned, being the President of LAIDLAW ENERGY GROUP, INC. (the "Company"), a corporation organized and existing under the Business Corporation Law of the State of New York hereby certify:

FIRST:  The name of the Company is ''LAIDLAW ENERGY GROUP, INC.", the original name of which was "MULTIAIR COMFORT CORP."

SECOND:  The Company's original Certificate of Incorporation was filed with the Department of State of the State of New York on April 2, 1993.

THIRD:  In order to amend the Certificate of Incorporation of the Company to increase the aggregate number of shares of common stock which the Company shall have the authority to issue from Two Billion Ten Million (2,010,000,000), consisting of two classes of capital stock: (i) Two Billion (2,000,000,000) shares of common stock, par value $0.001 per share; and (ii) Ten Million (10,000,000) shares of preferred stock, par value $0.001 per share; to Three Billion Ten Million (3,010,000,000), consisting of two classes of capital stock: (iii) Three Billion (3,000,000,000) shares of common stock, par value $0.001 per share; and (iv) Ten Million (10,000,000) shares of preferred stock, par value $0.001 per share, the text of Article Fourth of the Certificate of Incorporation is hereby amended to read in full as follows:

"FOURTH: (a) Capital Stock. The total number of shares of capital stock which the Company shall have the authority to issue is Three Billion Ten Million (3,010,000,000), consisting of two classes of capital stock: (i) Three Billion (3,000,000,000) shares of common stock, par value $0.001 per share (the "Common Stock"); and (ii) Ten Million (10,000,000) shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

(b) Preferred Stock.  Shares of Preferred Stock may be issued from time to time in whole or in part in one or more series as may be determined by the Board of Directors. Subject to applicable law and the provisions of this Certificate of Incorporation, the Board of Directors is authorized to establish the rights, powers, preferences, privileges and restrictions granted to or imposed upon any series of Preferred Stock, as provided hereinbelow, and, within the limits of and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any such series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares or any such series subsequent to the issue of shares of that series.

(c)           Designations.  Preferences and Rights. Authorized and unissued shares of Preferred Stock may be issued in one or more series with such designations, voting powers, preferences, and relative participating, optional or other special rights, and qualifications, limitations and restrictions on such rights, as the Board of Directors may authorize by resolutions thereof, including, but not limited to: (i) the distinctive designation of each series and the number of shares that will constitute such series; (ii) the voting rights, if any, of shares of such series and whether the shares of any such series having voting rights shall have multiple votes per share; (iii) the dividend rate, if any, on the shares of such series, any restriction, limitation, or condition upon the payment of such dividends, whether dividends shall be cumulative, and the dates on which dividends are payable; (iv) the prices at which, and the terms and conditions on which, the shares of such series may be redeemed, if such shares are redeemable; (v) the purchase or sinking fund provisions, if any, for the purchase or redemption of shares of such series; (vi) any preferential amount payable upon shares of such series, or any other rights of holders of such shares, in the event of the liquidation, dissolution, or winding-up of the Company, or the distribution of its assets; (vii) the prices or rates of conversion or exchange at which, and the terms and conditions on which, the shares are convertible or exchangeable, if at all; and.(viii) such other powers, preferences, rights, limitations or restrictions as the Board of Directors shall determine.

(d)           The Series A Preferred Stock.  The number of shares constituting the Series A Preferred Stock shall be 1,000,000. The Series A Preferred Stock shall be convertible, at the option of the holder at any time (the date of such conversion, the "Conversion Date"), into that number of shares of Common Stock, collectively, which shall equal sixty percent (60%) of the sum of the total issued and outstanding shares of Common Stock, plus the total number of shares of Common Stock issuable upon conversion of any outstanding convertible securities (including shares issuable upon the conversion of the Series A Preferred Stock) (the "Fully Diluted Shares"), as of the Conversion Date. The Series A Preferred Stock shall be entitled to that number of votes, collectively, equal to the number of shares of Common Stock into which such stock is convertible at the time of such vote, at each meeting of shareholders of the Company with respect to any and all matters presented to the shareholders of the Company for their action or consideration, including the election of directors. Except as provided by law or otherwise herein, holders of Series A Preferred Stock shall vote together with the holders of common shares as a single class. The Company shall not amend, alter or repeal any provision hereof relating to the Series A Preferred Stock or the special rights or other powers of the Series A Preferred Stock so as to affect adversely the rights of the holders of Series A Preferred Stock, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding aggregate number of shares of such adversely affected Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. The liquidation value of each share of Series A Preferred Stock shall equal $0.247562 per share. In the event that the shares of Common Stock shall be split into a greater number of shares or reverse split into a lesser number of shares, or if a stock dividend shall be paid on the Common Stock, the liquidation value shall be adjusted accordingly. In the event of a liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of then-outstanding shares of Class A Preferred Stock shall be entitled to receive out of the assets of the Company an amount per share equal to the liquidation value thereof, before any payment shall be made or any assets distributed to the holders of any Common Stock, or any other classes and series of capital stock of the Company hereafter issued by the Company. All the assets of the Company available for distribution to stockholders after the liquidation preferences stated above shall be distributed ratably per share among the holders of the then-outstanding shares of Common Stock. A consolidation or a merger of the Company with or into any other entity, and a sale, conveyance, lease, exchange or transfer of all or substantially all of the Company's assets for cash, securities or other property to any person or persons shall be deemed to be a liquidation, dissolution or winding up of the Company for purposes of this ARTICLE FOURTH, paragraph (d). In order to exercise the option to convert each share of Series A Preferred Stock, the holder thereof shall send written notice to the Company stating the number of shares of Series A Preferred Stock which are to be converted. Within three business days thereafter, the Company shall issue to such holder that number of shares of Common Stock which bears the same ratio to 60% of the Fully Diluted Shares as the number of shares of Series A Preferred Stock set forth in the notice bears to 1,000,000, and the holder shall surrender the certificate evidencing his Series A Preferred Stock. The Company shall promptly thereafter issue a certificate to the holder for that number of Series A Preferred Stock which were not converted."

FOURTH: This Certificate of Amendment to the Certificate of Incorporation was authorized by all of the members of the board and shareholders holding a majority of the issued and outstanding common stock of the Company on March 17, 2009.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this 17th day of March 2009, and affirms the statements contained herein are true under penalties of perjury.

LAIDLAW ENERGY GROUP, INC.

By:	/s/ Michael B. Bartoszek
Name: Michael B. Bartoszek
Title: President

CERTIFICATE OF AMENDMENT OF THE

CERTIFICATE OF INCORPORATION

OF

LAIDLAW ENERGY GROUP, INC.

Pursuant to Section 805 of the New York Business Corporation Law

I, the undersigned, being the President of LAIDLAW ENERGY GROUP, INC. (the "Company"), a corporation organized and existing under the Business Corporation Law of the State of New York hereby certify:

FIRST:               The name of the Company is "LAIDLAW ENERGY GROUP, INC.", the original name of which was "MULTIAIR COMFORT CORP."

SECOND:          The Company's original Certificate of Incorporation was filed with the Department of State of the State of New York on April 2, 1993.

THIRD:              The amount stated capital both before and after this amendment to the Certificate of Incorporation of the Company is: (i) $2,457,721.09 before this amendment; and (ii) $246,672.11 after this amendment.  After the effect of this amendment to the Certificate of Incorporation of the Company, the stated capital of the Company exceeds the aggregate preferential amount payable upon involuntary liquidation with respect to all issued shares with preferential rights in assets, plus the par value of all other issued shares with par value.

FOURTH:          In order to amend the Certificate of Incorporation of the Company to:

(A)       reduce the stated capital of the company by decreasing the par value of the common stock of the Company by changing the par value per share of common stock from $0.001 per share to $0.0001 per share.  The currently issued shares of common stock, par value $0.001 per share, shall be changed into shares of common stock, par value $0.0001 per share, on a 1 to 1 basis;

(B)       increase the aggregate number of shares of common stock which the Company shall have the authority to issue:

from Three Billion Ten Million (3,010,000,000), consisting of two classes of capital stock: (i) Three Billion (3,000,000,000) shares of common stock, par value $0.001 per share; and (ii) Ten Million (10,000,000) shares of preferred stock, par value $0.001 per share;

to Four Billion Four Hundred Two Million (4,402,000,000), consisting of two classes of capital stock: (iii) Four Billion (4,000,000,000) shares of common stock, par value $0.0001 per share; and (iv) Four Hundred Two Million (402,000,000) shares of preferred stock, par value $0.001 per share, and

(C)       designate the rights and preferences of the Class B Preferred Stock of the Company and the Class C Preferred Stock of the Company, the text of Article Fourth of the Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

"FOURTH:           (a) Capital Stock. The total number of shares of capital stock which the Company shall have the authority to issue is Four Billion Four Hundred One Million (4,401,000,000), consisting of two classes of capital stock: (i) Four Billion (4,000,000,000) shares of common stock, par value $0.0001 per share (the "Common Stock"); and (ii) Four Hundred Two Million (402,000,000) shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

(b) Preferred Stock. Shares of Preferred Stock may be issued from time to time in whole or in part in one or more series as may be determined by the Board of Directors. Subject to applicable law and the provisions of this Certificate of Incorporation, the Board of Directors is authorized to establish the rights, powers, preferences, privileges and restrictions granted to or imposed upon any series of Preferred Stock, as provided hereinbelow, and, within the limits of and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any such series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares or any such series subsequent to the issue of shares of that series.

(c) Designations, Preferences and Rights. Authorized and unissued shares of Preferred Stock may be issued in one or more series with such designations, voting powers, preferences, and relative participating, optional or other special rights, and qualifications, limitations and restrictions on such rights, as the Board of Directors may authorize by resolutions thereof, including, but not limited to: (i) the distinctive designation of each series and the number of shares that will constitute such series; (ii) the voting rights, if any, of shares of such series and whether the shares of any such series having voting rights shall have multiple votes per share; (iii) the dividend rate, if any, on the shares of such series, any restriction, limitation, or condition upon the payment of such dividends, whether dividends shall be cumulative, and the dates on which dividends are payable; (iv) the prices at which, and the terms and conditions on which, the shares of such series may be redeemed, if such shares are redeemable; (v) the purchase or sinking fund provisions, if any, for the purchase or redemption of shares of such series; (vi) any preferential amount payable upon shares of such series, or any other rights of holders of such shares, in the event of the liquidation, dissolution, or winding-up of the Company, or the distribution of its assets; (vii) the prices or rates of conversion or exchange at which, and the terms and conditions on which, the shares are convertible or exchangeable, if at all; and (viii) such other powers, preferences, rights, limitations or restrictions as the Board of Directors shall determine.

(d)  The Series A Preferred Stock. The number of shares constituting the Series A Preferred Stock shall be 1,000,000. The Series A Preferred Stock shall be convertible, at the option of the holder at any time (the date of such conversion, the "Series A Conversion Date"), into that number of shares of Common Stock, collectively, which shall equal fifty-one percent (51%) of the sum of the total issued and outstanding shares of Common Stock, plus the total number of shares of Common Stock issuable upon conversion of any outstanding convertible securities (including shares issuable upon the conversion of the Series A, Series B or Series C Preferred Stock or any subsequent issue of preferred stock) (the "Fully Diluted Shares"), as of the Series A Conversion Date. The Series A Preferred Stock shall be entitled to that number of votes, collectively, equal to the number of shares of Common Stock into which such stock is convertible at the time the holders of record are determined for such vote, at each meeting of shareholders of the Company with respect to any and all matters presented to the shareholders of the Company for their action or consideration, including the election of directors. Except as provided by law or otherwise herein, holders of Series A Preferred Stock shall vote together with the holders of the Series B Preferred Stock and Series C Preferred Stock and the holders of common shares as a single class. The Company shall not amend, alter or repeal any provision hereof relating to the Series A Preferred Stock or the special rights or other powers of the Series A Preferred Stock so as to affect adversely the rights of the holders of Series A Preferred Stock, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding aggregate number of shares of such adversely affected Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. The liquidation value of each share of Series A Preferred Stock shall equal $0.247562 per share. In the event that the shares of Common Stock shall be split into a greater number of shares or reverse split into a lesser number of shares, or if a stock dividend shall be paid on the Common Stock, the liquidation value shall be adjusted accordingly. In the event of a liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of then- outstanding shares of Series A Preferred Stock shall be entitled to receive out of the assets of the Company an amount per share equal to the liquidation value thereof, before any payment shall be made or any assets distributed to the holders of any Common Stock, or any other classes and series of capital stock of the Company hereafter issued by the Company other than the Class C Preferred Stock which shall rank pari passu with the Series A Preferred Stock in the event of a liquidation of the Company. All the assets of the Company available for distribution to stockholders after the liquidation preferences set forth above in this ARTICLE FOURTH, paragraph (d) and the Liquidation Preference set forth in ARTICLE FOURTH, paragraph (e), respectively and in such priority, have been paid in full shall be distributed ratably per share among the holders of the then-outstanding shares of Common Stock and Series B Preferred Stock (on an as-converted basis, in accordance with ARTICLE FOURTH, paragraph (e)). A consolidation or a merger of the Company with or into any other entity in which the Company is not the surviving entity, a sale, conveyance, lease, exchange or transfer of all, or substantially all, of the Company's assets for cash, securities or other property to any person or persons or a dissolution or winding up of the Company shall be deemed to be a “Liquidation Event”. The Company shall give written notice of any Liquidation Event at least ten (10) business days prior to its consummation, to each holder of Series A Preferred Stock, based upon holders of record on a date no earlier than twenty (20) business days prior to such consummation.  In order to exercise the option to convert each share of Series A Preferred Stock, the holder thereof shall send written notice to the Company stating the number of shares of Series A Preferred Stock which are to be converted. Within three business days thereafter, the Company shall issue to such holder that number of shares of Common Stock which bears the same ratio to 51% of the Fully Diluted Shares as the number of shares of Series A Preferred Stock set forth in the notice bears to 1,000,000, and the holder shall surrender the certificate evidencing his Series A Preferred Stock. The Company shall promptly thereafter issue a certificate to the holder for that number of Series A Preferred Stock which were not converted.

(e)  The Series B Preferred Stock.  The number of shares constituting the Series B Preferred Stock shall be 400,000,000.  The Series B Preferred Stock shall rank junior to the Company’s Series A Preferred Stock and Series C Preferred Stock as to the Liquidation Preference (hereinafter defined).  Each share of Series B Preferred Stock, until such time, if any, as it is converted in shares of Common Stock pursuant to the immediately following sentence, shall be entitled to receive all dividends and other distributions payable on account of the Common Stock of the Company, as if such share of Series B Preferred Stock were converted (pursuant to the immediately following sentence) immediately prior to the record date of such dividend or distribution.  The holder of a share of Series B Preferred Stock may at any time convert such share into one million (1,000,000) shares of Common Stock; provided, however, that in the event that after the date of original issuance of such shares of Series B Preferred Stock the issued and outstanding shares of Common Stock shall be split into a greater number of shares or reverse split into a lesser number of shares, or if a stock dividend shall be paid on the Common Stock, the number of shares of Common Stock to be issued upon conversion pursuant to this sentence shall be adjusted accordingly.  Notwithstanding anything to the contrary contained herein, no share of Series B Preferred Stock shall be convertible into any number of shares of Common Stock prior to the date that is six (6) months after the date of issuance of such share of Series B Preferred Stock (the period prior to such date, the “Waiting Period”); and following the Waiting Period, no holder of Series B Preferred Stock shall convert to Common Stock more than that number of shares of Series B Preferred Stock that would result in shares of Common Stock having an aggregate value of Thirty-Seven Thousand and Five Hundred Dollars ($37,500), per week determined on a cumulative basis, such amount computed based on the five day moving average of the closing last trade price of shares of Common Stock as quoted on otcmarkets.com or any such national securities exchange if the Company’s shares are listed on such an exchange, and each holder of Series B Preferred Stock shall be prohibited from converting any amount of Series B Preferred Stock in excess of that permitted in this clause.  Notwithstanding the preceding sentence, each share of Series B Preferred Stock shall be convertible automatically immediately prior to the effectiveness of any merger or consolidation of the Company pursuant to which the Company is not the surviving entity (the "Series B Conversion Date").  The Series B Preferred Stock shall be entitled to that number of votes, collectively, equal to the number of shares of Common Stock into which such stock is convertible at the date of the record date for the holders of Common Stock with respect to the meeting (or consent in lieu thereof) with respect to such vote, at each meeting of shareholders of the Company with respect to any and all matters presented to the shareholders of the Company for their action or consideration, including the election of directors. Except as provided by law or otherwise herein, holders of Series B Preferred Stock shall vote together with the holders of shares of Common Stock and Series A Preferred Stock and Series C Preferred Stock as a single class.  The Company shall not amend, alter or repeal any provision hereof relating to the Series B Preferred Stock or the special rights or other powers of the Series B Preferred Stock so as to affect adversely the rights of the holders of Series B Preferred Stock, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding aggregate number of shares of such adversely affected Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. The liquidation value of each share of Series B Preferred Stock shall equal to the quotient obtained by dividing $100.00 by the number of shares of Series B Preferred Stock that are issued and outstanding upon the date of liquidation (the “Liquidation Preference”). In the event that the issued and outstanding shares of Common Stock shall be split into a greater number of shares or reverse split into a lesser number of shares, or if a stock dividend shall be paid on the Common Stock, the Liquidation Preference shall be adjusted accordingly.  In the event of a liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of then-outstanding shares of Series A Preferred Stock shall be entitled to receive out of the assets of the Company an amount per share equal to the Liquidation Preference thereof, before any payment shall be made or any assets distributed to the holders of any Common Stock, or any other classes and series of capital stock of the Company hereafter issued by the Company, other than the Series A Preferred Stock. All the assets of the Company available for distribution to stockholders after the liquidation preferences set forth in ARTICLE FOURTH, paragraph (d) and the Liquidation Preference set forth above in this ARTICLE FOURTH, paragraph (e), respectively and in such priority, and have been paid in full shall be distributed ratably per share among the holders of the then-outstanding shares of Common Stock and Series B Preferred Stock (on an as-converted basis). A consolidation or a merger of the Company with or into any other entity in which the Company is not the surviving corporation, and a sale, conveyance, lease, exchange or transfer of all or substantially all of the Company's assets for cash, securities or other property to any person or persons shall be deemed to be a liquidation, dissolution or winding up of the Company for purposes of this ARTICLE FOURTH, paragraph (e). Subject to the restrictions on conversion set forth in this ARTICLE FOURTH, in order to exercise the option to convert each share of Series B Preferred Stock, the holder thereof shall send written notice to the Company stating the number of shares of Series B Preferred Stock which are to be converted. Within three business days thereafter, the Company shall issue to such holder that number of shares of Common Stock issuable upon conversion of the number of shares of Series B Preferred Stock set forth in the notice in accordance with this ARTICLE FOURTH, paragraph (e), along with a certificate for such number of shares of Common Stock, and the holder shall surrender the certificate evidencing his, her or its Series B Preferred Stock. The Company shall promptly thereafter issue a certificate to the holder for that number of Series B Preferred Stock which were not converted, if any.  Notwithstanding anything to the contrary herein, the Company shall be permitted to issue fractional shares of Series B Preferred Stock.”

(f)  The Series C Preferred Stock.  The number of shares constituting the Series C Preferred Stock shall be 1,000,000. The Series C Preferred Stock shall be convertible, at the option of the holder at any time (the date of such conversion, the “Series C Conversion Date”), into that number of shares of Common Stock, collectively, which shall equal ten percent (10%) of the Fully Diluted Shares, as of the Series C Conversion Date. The Series C Preferred Stock shall be entitled to that number of votes, collectively, equal to the number of shares of Common Stock into which such stock is convertible at the time the holders of record are determined for such vote, at each meeting of shareholders of the Company with respect to any and all matters presented to the shareholders of the Company for their action or consideration, including the election of directors. Except as provided by law or otherwise herein, holders of Series C Preferred Stock shall vote together with the holders of Series A and Series B Preferred Stock and the holders of Common Stock as a single class. The Company shall not amend, alter or repeal any provision hereof relating to the Series C Preferred Stock without the written consent or affirmative vote of the holders of at least a majority of the then outstanding aggregate number of shares of such adversely affected Series C Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class.  The liquidation value of each share of Series C Preferred Stock shall equal $0.03126 per share.  In the event of a liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of then-outstanding shares of Class C Preferred Stock shall be entitled to receive out of the assets of the Company an amount per share equal to the liquidation value thereof.  The Series C Preferred Stock shall rank pari passu with the Series A Preferred Stock in the event of a Liquidation Event of the Company.  The Company shall give written notice of any Liquidation Event at least ten (10) business days prior to its consummation, to each holder of Series C Preferred Stock, based upon the holders of record on a date utilized for purposes of the comparable notice provision in ARTICLE FOURTH, paragraph (d).  In order to exercise the option to convert each share of Series C Preferred Stock, the holder thereof shall send written notice to the Company stating the number of shares of Series C Preferred Stock that are to be converted.  Within three business days thereafter, the Company shall issue to such holder that number of shares of Common Stock which bears the same ratio to 10% of the Fully Diluted Shares as the number of shares of Series C Preferred Stock set forth in the notice bears to 1,000,000, and the holder shall surrender the certificate evidencing his Series C Preferred Stock.  The Company shall promptly thereafter issue a certificate to the holder for that number of Series C Preferred Stock that were not converted.

FOURTH:         This Certificate of Amendment to the Certificate of Incorporation was authorized by all of the members of the board and shareholders holding a majority of the issued and outstanding Common Stock of the Company on November 10, 2011.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this   18   day of November, 2011, and affirms the statements contained herein are true under penalties of perjury.

LAIDLAW ENERGY GROUP, INC.

By:	/s/ Michael B. Bartoszek
Michael B. Bartoszek,
President

CERTIFICATE OF AMENDMENT OF THE

CERTIFICATE OF INCORPORATION

OF

LAIDLAW ENERGY GROUP, INC.

Pursuant to Section 805 of the New York Business Corporation Law

Filed By:	Michael B. Bartoszek
President & CEO
Laidlaw Energy Group, Inc.
90 John Street, 4th Fl.
New York, NY 10038
Tel. 212-480-9884
Fax 212-480-8448

1

CERTIFICATE OF AMENDMENT OF THE

CERTIFICATE OF INCORPORATION

OF

LAIDLAW ENERGY GROUP, INC.

Pursuant to Section 805 of the New York Business Corporation Law

I, the undersigned, being the President of LAIDLAW ENERGY GROUP, INC. (the "Company"), a corporation organized and existing under the Business Corporation Law of the State of New York hereby certify:

FIRST:              The name of the Company is "LAIDLAW ENERGY GROUP, INC.", the original name of which was "MULTIAIR COMFORT CORP."

SECOND:         The Company's original Certificate of Incorporation was filed with the Department of State of the State of New York on April 2, 1993.

THIRD:             In order to amend the Certificate of Incorporation of the Company to increase the aggregate number of shares of common stock which the Company shall have the authority to issue:

from Four Billion Four Hundred Two Million (4,402,000,000), consisting of two classes of capital stock: (i) Four Billion (4,000,000,000) shares of common stock, par value $0.0001 per share; and (ii) Four Hundred Two Million (402,000,000) shares of preferred stock, par value $0.001 per share;

to Nine Billion Four Hundred Two Million (9,402,000,000), consisting of two classes of capital stock: (iii) Nine Billion (9,000,000,000) shares of common stock, par value $0.0001 per share; and (iv) Four Hundred Two Million (402,000,000) shares of preferred stock, par value $0.001 per share,

The text of paragraph (a) of Article Fourth of the Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

"FOURTH:          (a) Capital Stock. The total number of shares of capital stock which the Company shall have the authority to issue is Nine Billion Four Hundred Two Million (9,402,000,000), consisting of two classes of capital stock: (i) Nine Billion (9,000,000,000) shares of common stock, par value $0.0001 per share (the "Common Stock"); and (ii) Four Hundred Two Million (402,000,000) shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

2

FOURTH:         This Certificate of Amendment to the Certificate of Incorporation was authorized by all of the members of the board of directors and the shareholders holding a majority of the issued and outstanding voting shares of the Company on December 29, 2011.

3

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this 3 day of January, 2012, and affirms the statements contained herein are true under penalties of perjury.

LAIDLAW ENERGY GROUP, INC.

By:	/s/ Michael B. Bartoszek
Michael B. Bartoszek
President

4

CERTIFICATE OF AMENDMENT OF THE

CERTIFICATE OF INCORPORATION

OF

LAIDLAW ENERGY GROUP, INC.

Pursuant to Section 805 of the New York Business Corporation Law

Filed By:	Michael B. Bartoszek
President & CEO
Laidlaw Energy Group, Inc.
90 John Street, 4th Fl.
New York, NY 10038
Tel. 212-480-9884
Fax 212-480-8448

5